Exhibit 5.1

October 11, 2018

Legacy Reserves Inc.

303 W. Wall St., Suite 1800

Midland, Texas 79701

Re:	Registration Statement on Form S-3

Ladies and Gentlemen:

We refer to the Registration Statement on Form S-3 (the “Registration Statement”) being filed by Legacy Reserves Inc., a Delaware corporation (the “Company”), Legacy Reserves LP, a Delaware limited partnership (the “Partnership”), Legacy Reserves GP, LLC, a Delaware limited liability company (the “General Partner”), Legacy Reserves Operating LP, a Delaware limited partnership (the “Operating LP”), Legacy Reserves Operating GP LLC, a Delaware limited liability company (the “OLP GP”), Legacy Reserves Finance Corporation, a Delaware corporation (“Finance Corp.”), Legacy Reserves Services LLC, a Texas limited liability company (“Services”), Legacy Reserves Energy Services LLC, a Texas limited liability company (“Energy Services”), Dew Gathering LLC, a Texas limited liability company (“Dew Gathering”), and Pinnacle Gas Treating LLC, a Texas limited liability company (“Pinnacle,” and, collectively with the Company, the Partnership, the General Partner, the Operating LP, the OLP GP, Finance Corp., Services, Energy Services and Dew Gathering, the “Registrants”), with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the registration of up to $500,000,000 gross offering price of:

(i) shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”);

(ii) shares of the Company’s preferred stock, $0.01 par value per share (the “Preferred Stock”), which may be represented by depositary shares (the “Depositary Shares”);

(iii) debt securities of the Partnership and/or Finance Corp. (the “LP Debt Securities”), which may be unsecured senior debt securities (the “LP Senior Debt Securities”) and/or unsecured subordinated debt securities (the “LP Subordinated Debt Securities”);

(iv) guarantees (“LP Guarantees) of each of Pinnacle, Dew Gathering, Energy Services, Services, the OLP GP, the Operating LP, the General Partner and the Company (collectively, the “LP Guarantors”), which may be guarantees of the LP Senior Debt Securities (the “LP Senior Guarantees”) and/or the LP Subordinated Debt Securities (the “LP Subordinated Guarantees”);

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October 11, 2018

(v) debt securities of the Company (the “Company Debt Securities”), which may be unsecured senior debt securities (the “Company Senior Debt Securities”) and/or unsecured subordinated debt securities (the “Company Subordinated Debt Securities”);

(vi) guarantees (“Company Guarantees) of each of Pinnacle, Dew Gathering, Energy Services, Services, the OLP GP, the Operating LP, Finance Corp., the General Partner and the Partnership (collectively, the “Company Guarantors”), which may be guarantees of the Company Senior Debt Securities (the “Company Senior Guarantees”) and/or the Company Subordinated Debt Securities (the “Company Subordinated Guarantees”);

(vii) warrants to purchase Common Stock (the “Warrants”); and

(viii) rights (“Rights”) to purchase any combination of Common Stock, Preferred Stock, LP Debt Securities, Company Debt Securities or Warrants.

The Common Stock, the Preferred Stock, the Depositary Shares, the LP Debt Securities, the LP Guarantees, the Company Debt Securities, the Company Guarantees, the Warrants and the Rights are collectively referred to herein as the “Securities.”

Unless otherwise specified in the applicable prospectus supplement:

(1) the LP Senior Debt Securities and the LP Senior Guarantees will be issued under one or more indentures (each, a “LP Senior Indenture”) to be entered into between the Partnership, Finance Corp., if applicable, the LP Guarantors and a trustee (the “LP Senior Trustee”);

(2) the LP Subordinated Debt Securities and the LP Subordinated Guarantees will be issued under one or more indentures (each, a “LP Subordinated Indenture,” and, together with the LP Senior Indenture, the “LP Indentures”) to be entered into between the Partnership, Finance Corp., if applicable, the LP Guarantors and a trustee (the “LP Subordinated Trustee”);

(3) the Company Senior Debt Securities and the Company Senior Guarantees will be issued under one or more indentures (each, a “Company Senior Indenture”) to be entered into between the Company, the Company Guarantors and a trustee (the “Company Senior Trustee”);

(4) the Company Subordinated Debt Securities and the Company Subordinated Guarantees will be issued under one or more indentures (each, a “Company Subordinated Indenture,” and, together with the Company Senior Indenture, the “Company Indentures”) to be entered into between the Company, if applicable, the Company Guarantors and a trustee (the “Company Subordinated Trustee”);

(5) the Depositary Shares will be issued under a deposit agreement (a “Deposit Agreement”) between the Company and a depositary agent (the “Depositary Agent”);

(6) the Warrants will be issued under a warrant agreement (the “Warrant Agreement”) to be entered into between the Company and a warrant agent (the “Warrant Agent”); and

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October 11, 2018

(7) the Rights will be issued under a rights agreement (the “Rights Agreement”) between the Company and a rights agent (the “Rights Agent”);

in each case substantially in the form that has been or will be filed as an Exhibit to the Registration Statement.

This opinion letter is being delivered in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act.

We have examined the charters and by-laws, or similar organizational documents, each as amended to the date hereof, of the Registrants (the “Constituent Documents”), the Registration Statement and the exhibits thereto and resolutions of each of the Registrants relating to the Registration Statement. We have also examined originals, or copies of originals certified to our satisfaction, of such agreements, documents, certificates and statements of each Registrant and others, and have examined such questions of law, as we have considered relevant and necessary as a basis for this opinion letter. We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of all persons and the conformity with the original documents of any copies thereof submitted to us for examination. As to facts relevant to the opinions expressed herein, we have relied without independent investigation or verification upon, and assumed the accuracy and completeness of, certificates, letters and oral and written statements and representations of public officials and officers and other representatives of each Registrant.

Based on and subject to the foregoing and the other limitations, qualifications and assumptions set forth herein, we are of the opinion that:

1. With respect to an offering of shares of Common Stock covered by the Registration Statement, such shares of Common Stock will be validly issued, fully paid and nonassessable when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to the sale of such shares of Common Stock shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the Board of Directors of the Company (the “Board”) or a duly authorized committee thereof shall have duly adopted final resolutions in conformity with the applicable Constituent Documents authorizing the issuance and sale of such shares of Common Stock; and (iv) certificates representing such shares of Common Stock shall have been duly executed, countersigned and registered and duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement upon payment of the agreed consideration therefor in an amount not less than the par value thereof or, if any such shares of Common Stock are to be issued in uncertificated form, the Company’s books shall reflect the issuance of such shares of Common Stock in accordance with the applicable definitive purchase, underwriting or similar agreement upon payment of the agreed consideration therefor in an amount not less than the par value thereof.

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2. The issuance and sale of each series of Preferred Stock covered by the Registration Statement will be duly authorized, and each share of such series of Preferred Stock will be validly issued, fully paid and nonassessable, when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to the sale of such series of Preferred Stock shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the Board or a duly authorized committee thereof shall have duly adopted final resolutions in conformity with the applicable Constituent Documents establishing the designations, preferences, rights, qualifications, limitations or restrictions of such series of Preferred Stock and authorizing the issuance and sale of such series of Preferred Stock; (iv) the Company shall have filed with the Secretary of State of the State of Delaware a Certificate of Designations with respect to such series of Preferred Stock in accordance with the General Corporation Law of the State of Delaware (the “DGCL”) and in conformity with the certificate of incorporation of the Company, as amended to the date hereof (the “Charter”), and such final resolutions; and (v) certificates representing such series of Preferred Stock shall have been duly executed, countersigned and registered and duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor in an amount not less than the par value thereof or, if any shares of such series of Preferred Stock are to be issued in uncertificated form, the Company’s books shall reflect the issuance of such shares in accordance with the applicable definitive purchase, underwriting or similar agreement upon payment of the agreed consideration therefor in an amount not less than the par value thereof.

3. The LP Senior Debt Securities of each series covered by the Registration Statement will constitute valid and binding obligations of the Partnership and Finance Corp., if applicable, and the LP Senior Guarantees of each such series of LP Senior Debt Securities will constitute the binding obligation of each LP Guarantor when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act and the LP Senior Indenture (including any necessary supplemental indenture) shall have been qualified under the Trust Indenture Act of 1939, as amended (the “TIA”); (ii) a prospectus supplement with respect to such series of LP Senior Debt Securities and the related LP Senior Guarantees shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the LP Senior Indenture shall have been duly authorized, executed and delivered by the Partnership, Finance Corp., if applicable, each LP Guarantor and the LP Senior Trustee; (iv) all necessary limited partnership, limited liability company or corporate action shall have been taken by the Partnership, the General Partner and, if applicable, Finance Corp. to authorize the form, terms, execution, delivery, performance, issuance and sale of such series of LP Senior Debt Securities and the related LP Senior Guarantees as contemplated by the Registration Statement, the prospectus supplement relating to such LP Senior Debt Securities and the related LP Senior Guarantees and the LP Senior Indenture and to authorize the execution, delivery and performance of a supplemental indenture or officers’ certificate establishing the form and terms

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of such series of LP Senior Debt Securities as contemplated by the LP Senior Indenture; (v) all necessary limited partnership, limited liability company or corporate action shall have been taken by each LP Guarantor to authorize the terms and issuance of its LP Senior Guarantee related to such series of LP Senior Debt Securities as contemplated by the Registration Statement, the prospectus supplement relating to such LP Senior Debt Securities and the LP Senior Guarantees and the LP Senior Indenture and to authorize the execution, delivery and performance of a supplemental indenture (if any) establishing the form and terms of such LP Senior Guarantee as contemplated by the LP Senior Indenture; (vi) a supplemental indenture or officers’ certificate establishing the form and terms of such series of LP Senior Debt Securities shall have been duly executed and delivered by the Partnership, Finance Corp., if applicable, each LP Guarantor and the LP Senior Trustee (in the case of such a supplemental indenture) or by duly authorized officers of the Partnership and, if applicable, Finance Corp. (in the case of such an officers’ certificate), in each case in accordance with the provisions of the applicable Constituent Documents, final resolutions of the board of directors or a duly authorized committee thereof of the General Partner and Finance Corp., if applicable, final resolutions of the board of directors or managers or sole member (each, a “Governing Body”) of each LP Guarantor or a duly authorized committee thereof and the LP Senior Indenture; and (vii) the certificates evidencing the LP Senior Debt Securities of such series shall have been duly executed and delivered by the Partnership and Finance Corp., if applicable, authenticated by the LP Senior Trustee and issued, all in accordance with the applicable Constituent Documents, final resolutions of the board of directors or a duly authorized committee thereof of the General Partner and Finance Corp., if applicable, final resolutions of the Governing Body of each LP Guarantor or a duly authorized committee thereof, the LP Senior Indenture and the supplemental indenture or officers’ certificate, as the case may be, establishing the form and terms of the LP Senior Debt Securities of such series, and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor.

4. The LP Subordinated Debt Securities of each series covered by the Registration Statement will constitute valid and binding obligations of the Partnership and Finance Corp., if applicable, and the LP Subordinated Guarantees of each such series of LP Subordinated Debt Securities will constitute valid and binding obligations of each LP Guarantor when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act and the LP Subordinated Indenture (including any necessary supplemental indenture) shall have been qualified under the TIA; (ii) a prospectus supplement with respect to such series of LP Subordinated Debt Securities and the related LP Subordinate Guarantee shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the LP Subordinated Indenture shall have been duly authorized, executed and delivered by the Partnership, Finance Corp., if applicable, each LP Guarantor and the LP Subordinated Trustee; (iv) all necessary limited partnership, limited liability company or corporate action shall have been taken by the Partnership, the General Partner and, if applicable, Finance Corp., to authorize the form, terms,

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execution, delivery, performance, issuance and sale of such series of LP Subordinated Debt Securities and the related LP Subordinated Guarantee as contemplated by the Registration Statement, the prospectus supplement relating to such LP Subordinated Debt Securities and the LP Subordinated Guarantee and the LP Subordinated Indenture and to authorize the execution, delivery and performance of a supplemental indenture or officers’ certificate establishing the form and terms of such series of LP Subordinated Debt Securities as contemplated by the LP Subordinated Indenture; (v) all necessary limited partnership, limited liability company or corporate action shall have been taken by each LP Guarantor to authorize the terms and issuance of its LP Subordinated Guarantee related to such series of LP Subordinated Debt Securities as contemplated by the Registration Statement, the prospectus supplement relating to such LP Subordinated Debt Securities and the LP Subordinated Guarantees and the LP Subordinated Indenture and to authorize the execution, delivery and performance of a supplemental indenture (if any) establishing the form and terms of such LP Subordinated Guarantee as contemplated by the LP Subordinated Indenture; (vi) a supplemental indenture or officers’ certificate establishing the form and terms of such series of LP Subordinated Debt Securities shall have been duly executed and delivered by the Partnership, Finance Corp., if applicable, each LP Guarantor and the LP Subordinated Trustee (in the case of such a supplemental indenture) or by duly authorized officers of the Partnership and, if applicable, Finance Corp. (in the case of such an officers’ certificate), in each case in accordance with the provisions of the applicable Constituent Documents, final resolutions of the board of directors or a duly authorized committee thereof of the General Partner and, if applicable, Finance Corp., final resolutions of the Governing Body of each LP Guarantor or a duly authorized committee thereof and the LP Subordinated Indenture; and (vii) the certificates evidencing the LP Subordinated Debt Securities of such series shall have been duly executed and delivered by the Partnership and, if applicable, Finance Corp., authenticated by the LP Subordinated Trustee and issued, all in accordance with the applicable Constituent Documents, final resolutions of the board of directors or a duly authorized committee thereof of the General Partner and, if applicable, Finance Corp., final resolutions of the Governing Body or a duly authorized committee thereof of each LP Guarantor, the LP Subordinated Indenture and the supplemental indenture or officers’ certificate, as the case may be, establishing the form and terms of the LP Subordinated Debt Securities of such series, and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor.

5. The Company Senior Debt Securities of each series covered by the Registration Statement will constitute valid and binding obligations of the Company and the Company Senior Guarantees of each such series of Company Senior Debt Securities will constitute the binding obligation of each Company Guarantor when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act and the Company Senior Indenture (including any necessary supplemental indenture) shall have been qualified under the TIA; (ii) a prospectus supplement with respect to such series of Company Senior Debt Securities and the related Company Senior Guarantees shall

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have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the Company Senior Indenture shall have been duly authorized, executed and delivered by the Company, each Company Guarantor and the Company Senior Trustee; (iv) all necessary corporate action shall have been taken by the Company to authorize the form, terms, execution, delivery, performance, issuance and sale of such series of Company Senior Debt Securities and the related Company Senior Debt Securities as contemplated by the Registration Statement, the prospectus supplement relating to such Company Senior Debt Securities and the Company Senior Guarantees and the Company Senior Indenture and to authorize the execution, delivery and performance of a supplemental indenture or officers’ certificate establishing the form and terms of such series of Company Senior Debt Securities as contemplated by the Company Senior Indenture; (v) all necessary limited partnership, limited liability company or corporate action shall have been taken by each Company Guarantor to authorize the terms and issuance of its Company Senior Guarantee related to such series of Company Senior Debt Securities as contemplated by the Registration Statement, the prospectus supplement relating to such Company Senior Debt Securities and the Company Senior Guarantees and the Company Senior Indenture and to authorize the execution, delivery and performance of a supplemental indenture (if any) establishing the form and terms of such Company Senior Guarantee as contemplated by the Company Senior Indenture; (vi) a supplemental indenture or officers’ certificate establishing the form and terms of such series of Company Senior Debt Securities shall have been duly executed and delivered by the Company, each Company Guarantor and the Company Senior Trustee (in the case of such a supplemental indenture) or by duly authorized officers of the Company (in the case of such an officers’ certificate), in each case in accordance with the provisions of the applicable Constituent Documents, final resolutions of the board of directors or a duly authorized committee thereof of the Company, final resolutions of the Governing Body of each Company Guarantor or a duly authorized committee thereof, and the Company Senior Indenture; and (vii) the certificates evidencing the Company Senior Debt Securities of such series shall have been duly executed and delivered by the Company, authenticated by the Company Senior Trustee and issued, all in accordance with the applicable Constituent Documents, final resolutions of the board of directors or a duly authorized committee thereof of the Company, final resolutions of the Governing Body of each Company Guarantor or a duly authorized committee thereof, the Company Senior Indenture and the supplemental indenture or officers’ certificate, as the case may be, establishing the form and terms of the Company Senior Debt Securities of such series, and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor.

6. The Company Subordinated Debt Securities of each series covered by the Registration Statement will constitute valid and binding obligations of the Company and the Company Subordinated Guarantees of each such series of Company Subordinated Debt Securities will constitute valid and binding obligations of each Company Guarantor when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act and the Company

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Subordinated Indenture (including any necessary supplemental indenture) shall have been qualified under the TIA; (ii) a prospectus supplement with respect to such series of Company Subordinated Debt Securities and the related Company Subordinated Guarantees shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the Company Subordinated Indenture shall have been duly authorized, executed and delivered by the Company, each Company Guarantor and the Company Subordinated Trustee; (iv) all necessary corporate action shall have been taken by the Company to authorize the form, terms, execution, delivery, performance, issuance and sale of such series of Company Subordinated Debt Securities and the related Company Subordinated Guarantees as contemplated by the Registration Statement, the prospectus supplement relating to such Company Subordinated Debt Securities and the Company Subordinated Guarantees and the Company Subordinated Indenture and to authorize the execution, delivery and performance of a supplemental indenture or officers’ certificate establishing the form and terms of such series of Company Subordinated Debt Securities as contemplated by the Company Subordinated Indenture; (v) all necessary limited partnership, limited liability company or corporate action shall have been taken by each Company Guarantor to authorize the terms and issuance of its Company Subordinated Guarantee related to such series of Company Subordinated Debt Securities as contemplated by the Registration Statement, the prospectus supplement relating to such Company Subordinated Debt Securities and the Company Subordinated Guarantees and the Company Subordinated Indenture and to authorize the execution, delivery and performance of a supplemental indenture (if any) establishing the form and terms of such Company Subordinated Guarantee as contemplated by the Company Subordinated Indenture; (vi) a supplemental indenture or officers’ certificate establishing the form and terms of such series of Company Subordinated Debt Securities shall have been duly executed and delivered by the Company, each Company Guarantor and the Company Subordinated Trustee (in the case of such a supplemental indenture) or by duly authorized officers of the Company (in the case of such an officers’ certificate), in each case in accordance with the provisions of the applicable Constituent Documents, final resolutions of the board of directors or a duly authorized committee thereof of the Company, final resolutions of the Governing Body of each Company Guarantor or a duly authorized committee thereof and the Company Subordinated Indenture; and (vii) the certificates evidencing the Company Subordinated Debt Securities of such series shall have been duly executed and delivered by the Company, authenticated by the Company Subordinated Trustee and issued, all in accordance with the applicable Constituent Documents, final resolutions of the board of directors or a duly authorized committee thereof of the General Partner and, if applicable, Finance Corp., final resolutions of the Governing Body or a duly authorized committee thereof of each Company Guarantor, the LP Subordinated Indenture and the supplemental indenture or officers’ certificate, as the case may be, establishing the form and terms of the LP Subordinated Debt Securities of such series, and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor.

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7. The Depositary Shares covered by the Registration Statement will be legally issued and will entitle the holders thereof to the rights specified in the Depositary Shares and the Deposit Agreement relating to the Depositary Shares when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to the Depositary Shares and the series of Preferred Stock underlying such Depositary Shares shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) a Deposit Agreement shall have been duly authorized, executed and delivered by the Company and duly executed and delivered by the Depositary Agent named in the Deposit Agreement; (iv) the Board or a duly authorized committee thereof shall have duly adopted final resolutions in conformity with the applicable Constituent Documents and the final resolutions establishing the designations, preferences, rights, qualifications, limitations or restrictions of such series of Preferred Stock underlying such Depositary Shares and authorizing the issuance and sale of such series of Preferred Stock; (v) the Company shall have filed with the Secretary of State of the State of Delaware a Certificate of Designations with respect to such series of Preferred Stock underlying such Depositary Shares in accordance with the DGCL and in conformity with the Charter and such final resolutions; (vi) certificates representing the series of Preferred Stock underlying such Depositary Shares shall have been duly executed, countersigned and registered and duly delivered against payment of the agreed consideration therefor in an amount not less than the par value thereof or, if any shares of such series of Preferred Stock are to be issued in uncertificated form, the Company’s books shall reflect the issuance of such shares in accordance with the applicable definitive purchase, underwriting or similar agreement upon payment of the agreed consideration therefor in an amount not less than the par value thereof; and (vii) the depositary receipts evidencing Depositary Shares shall have been duly executed and delivered by the Depositary Agent in the manner set forth in the Deposit Agreement and in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor.

8. Each issue of Warrants covered by the Registration Statement will constitute valid and binding obligations of the Company when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to such issue of Warrants and the Common Stock issuable upon exercise of such Warrants shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) a Warrant Agreement relating to such issue of Warrants shall have been duly authorized, executed and delivered by the Company and duly executed and delivered by the Warrant Agent named in the Warrant Agreement; (iv) the Board or a duly authorized committee thereof shall have duly adopted final resolutions in conformity with the applicable Constituent Documents authorizing the execution and delivery of the Warrant Agreement and the issuance and sale of such issue of Warrants; (v) the actions described in paragraph 1 above shall have been taken; and (vi) certificates representing such issue of Warrants shall have been duly executed, countersigned and issued in accordance with such Warrant Agreement and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor.

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9. The Rights will constitute valid and binding obligations of the Company when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to such Rights shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) a Rights Agreement relating to such Rights shall have been duly authorized, executed and delivered by the Company and duly executed and delivered by the Rights Agent named in the Rights Agreement; (iv) the Board or a duly authorized committee thereof shall have duly adopted final resolutions in conformity with the applicable Constituent Documents authorizing the execution, delivery, issuance and sale of such Rights; (v) if such Rights relate to the issuance and sale of Common Stock, the actions described in paragraph 1 above shall have been taken; (vi) if such Rights relate to the issuance and sale of Preferred Stock, the actions described in paragraph 2 above shall have been taken; (vii) if such Rights relate to the issuance and sale of LP Debt Securities, the actions described in paragraph 3 or 4 above, as applicable, shall have been taken; (viii) if such Rights relate to the issuance and sale of Company Debt Securities, the actions described in paragraphs 5 or 6 above, as applicable, shall have been taken; (ix) if such Rights relate to the issuance and sale of Warrants, the actions described in paragraph 8 above shall have been taken; and (x) certificates representing such Rights shall have been duly executed, countersigned and registered in accordance with the Rights Agreement and shall have been duly delivered to the purchasers thereof in accordance with the Rights Agreement against payment of the agreed consideration therefor.

Our opinions are subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting creditors’ rights generally and to general equitable principles (regardless of whether considered in a proceeding in equity or at law), including concepts of commercial reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief. Our opinion is also subject to (i) provisions of law which may require that a judgment for money damages rendered by a court in the United States of America be expressed only in United States dollars and (ii) governmental authority to limit, delay or prohibit the making of payments outside of the United States of America or in a foreign currency.

For the purposes of this letter, we have assumed that, at the time of the issuance, sale and delivery of any of the Securities:

(i) the Securities being offered will be issued and sold as contemplated in the Registration Statement and the prospectus supplement relating thereto;

(ii) the execution, delivery and performance by any Registrant of any LP Indenture, any Company Indenture, any Deposit Agreement, any Warrant Agreement or any Rights Agreement, as applicable, and the issuance, sale and delivery of the Securities will not (A) contravene or violate the Constituent Documents of any applicable Registrant, (B) violate any law, rule or

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regulation applicable to any applicable Registrants, (C) result in a default under or breach of any agreement or instrument binding upon any applicable Registrant or any order, judgment or decree of any court or governmental authority applicable to any applicable Registrant, or (D) require any authorization, approval or other action by, or notice to or filing with, any court or governmental authority (other than such authorizations, approvals, actions, notices or filings which shall have been obtained or made, as the case may be, and which shall be in full force and effect);

(iii) the authorization thereof by each applicable Registrant will not have been modified or rescinded, and there will not have occurred any change in law affecting the validity, legally binding character or enforceability thereof; and

(iv) the Constituent Documents, each as currently in effect, will not have been modified or amended and will be in full force and effect.

We have further assumed that each Warrant Agreement, each Deposit Agreement, each Rights Agreement, each LP Indenture, each Company Indenture, each indenture supplement to any LP Indenture or Company Indenture, each LP Debt Security and each Company Debt Security will be governed by the laws of the State of New York.

With respect to each instrument or agreement referred to in or otherwise relevant to the opinions set forth herein (each, an “Instrument”), we have assumed, to the extent relevant to the opinions set forth herein, that (i) each party to such Instrument (if not a natural person) was duly organized or formed, as the case may be, and was at all relevant times and is validly existing and in good standing under the laws of its jurisdiction of organization or formation, as the case may be, and had at all relevant times and has full right, power and authority to execute, deliver and perform its obligations under such Instrument; (ii) such Instrument has been duly authorized, executed and delivered by each party thereto; and (iii) such Instrument was at all relevant times and is a valid, binding and enforceable agreement or obligation, as the case may be, of, each party thereto.

This opinion letter is limited to the DGCL, the Delaware Limited Liability Company Act, the Delaware Revised Uniform Limited Partnership Act, the Texas Business Organizations Code and the laws of the State of New York (excluding the securities laws of the State of New York). We express no opinion as to the laws, rules or regulations of any other jurisdiction, including, without limitation, the federal laws of the United States of America or any state securities or blue sky laws.

We hereby consent to the filing of this opinion letter as an Exhibit to the Registration Statement and to all references to our Firm included in or made a part of the Registration Statement. In giving such consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act.

Very truly yours,

/s/ Sidley Austin LLP